UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2008

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Compensatory Arrangements of Certain Officers

On March 17, 2008, the Organization and Compensation Committee of the Board of Directors of The Cooper Companies, Inc. (the “Company”) approved certain compensation changes for Eugene J. Midlock, in connection with his appointment as Senior Vice President & Chief Financial Officer of the Company. Under this arrangement, Mr. Midlock’s salary was set at $380,000 with a 60% annual bonus target, both changes retroactively effective to February 12, 2008, the date Mr. Midlock was appointed as Senior Vice President & Chief Financial Officer of the Company. Mr. Midlock also received a grant of 17,500 stock options (for an annual total of 45,000) at an exercise price of 29.93, which will vest in equal portions over four years with the possibility to accelerate vesting in the event that certain stock price targets are met.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

By	/s/ Carol R. Kaufman
Carol R. Kaufman
Senior Vice President of Legal Affairs, Secretary and Chief Administrative Officer

Dated: March 20, 2008

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